                                                                   EXHIBIT 99.13


DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY            CASE NUMBER: 01-10970 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached November Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.




/s/ STEVE MOELLER
-----------------------
Steve Moeller
Director, Accounting

DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY           CASE NUMBER:  01-10970 (JWV)


                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1         Summary of Bank and Investment Accounts

Attachment 2         Schedule of Receipts and Disbursements

Attachment 3         Bank and Investment Account Statements

Attachment 4         Income Statement

Attachment 5         Balance Sheet

Attachment 6         Summary of Due To/Due From Intercompany Accounts

Attachment 7         Accounts Receivable Aging

Attachment 8         Accounts Payable Detail

Attachment 9         Notes to November Monthly Operating Report

                      Summary Of Bank And Investment Accounts       Attachment 1
                           The Delta Queen Steamboat Co.
Summary                       Case No: 01-10970 (JCA)                  UNAUDITED
The Delta Queen             For Month Of November 2002
Steamboat Co.

                                                           Balances
                                               ----------------------------------     Receipts &         Bank
                                                  Opening              Closing       Disbursements    Statements        Account
Account                                        As Of 11/01/02      As Of 11/30/02     Included         Included       Reconciled
-------                                        --------------      --------------    -------------    ----------      ----------

Delta Queen Controlled Disb                        (15.00)                 0.00          Yes          Yes             Yes
Hibernia
Account # - 542027373

Delta Queen Master Cash                        184,242.10            119,432.28          Yes          Yes             Yes
Hibernia
Account # - 812-395-335

Delta Queen Payroll                             24,128.52             15,511.84          Yes          No - Not        Yes
Hibernia                                                                                              Concentration
Account # - 812-395-289                                                                               Account

The Delta Queen Steamboat Co.                        0.00                  0.00          No -         No -            No -
LaSalle - Wealth Management                                                              Account      Account         Account
Account # - TNE-043290                                                                   Closed       Closed          Closed

The Delta Queen Steamboat Co.                        0.00                  0.00          No -         No -            No -
AmSouth                                                                                  Account      Account         Account
Account # - 19356307                                                                     Closed       Closed          Closed

Delta Queen                                          0.00                  0.00          No -         No -            No -
LaSalle                                                                                  Account      Account         Account
Account # - 5800155771                                                                   Closed       Closed          Closed

DQ Credit Card                                       0.00                  0.00          Yes          No - Not        Yes
Bank One                                                                                              Concentration
Account # - 552-0110062868                                                                            Account

DQ Master Cash                                       0.00                  0.00          No -         No -            No -
Bank One                                                                                 Account      Account         Account
Account # - 552-0110256700                                                               Closed       Closed          Closed

The Delta Queen Steamboat Co                         0.00                  0.00          No -         No -            No -
Receipts                                                                                 Account      Account         Account
Hibernia                                                                                 Closed       Closed          Closed
Account # - 882-390-047

The Delta Queen Steamboat Co                         0.00                  0.00          No -         No -            No -
Receipts                                                                                 Account      Account         Account
LaSalle                                                                                  Closed       Closed          Closed
Account # - 5800155839

The Delta Queen Steamboat Co                         0.00                  0.00          Yes          No - Not        Yes
Escrow Account                                                                                        Concentration
LaSalle                                                                                               Account
Account # - 62-8930-70-3

The Delta Queen Steamboat Co                   753,450.84            754,291.39          Yes          No - Not        Yes
Escrow Account - DQ/DN IDCC                                                                           Concentration
LaSalle                                                                                               Account
Account # - 62-9003-40-1

The Delta Queen Steamboat Co                         0.00                  0.00          No -         No -            No -
Escrow Account - DQ/DN - Seller Proration                                                Account      Account         Account
LaSalle                                                                                  Closed       Closed          Closed
Account # - 62-9003-42-7

The Delta Queen Steamboat Co                29,315,449.11         28,704,567.35          Yes          No - Not        Yes
LaSalle - Investment Account                                                                          Concentration
03-9042-30-4                                                                                          Account

                             Receipts & Disbursements             Attachment 2-1
                          The Delta Queen Steamboat Co.
R&D - Hibernia               Case No: 01-10970 (JCA)                   UNAUDITED
DQ Controlled Disb                   Hibernia
                             Controlled Disbursements
                              Account # - 542027373
                          1 November 02 - 30 November 02


Opening Balance - 1 November 02
-------------------------------
                                             (15.00)

Receipts
--------
                                          74,885.87      From The Delta Queen Steam Boat Co. -
                                                          Hibernia - DQSC Master Cash - Account (812-395-335)

                                       ------------
                                          74,885.87       Total Receipts

Disbursements
-------------

                                         (14,453.47)      Crew Maintenance & Medical
                                         (13,177.94)      O/S Post Petition Drydock Invoices
                                          (8,454.56)      Professional Fees - Bowne of Atlanta (SEC Filings)
                                          (9,210.91)      SG&A - Chicago
                                         (11,997.26)      SG&A - Weston
                                          (2,154.24)      SG&A - NOLA ( Temp Help)
                                          (7,312.58)      Legal Fees P&I Claims
                                          (7,509.91)      Taxes
                                            (600.00)      Replenish Petty Cash

                                       ------------
                                         (74,870.87)      TOTAL DISBURSEMENTS

Closing Balance - 30 November 02
--------------------------------
                                               0.00

                             Receipts & Disbursements             Attachment 2-2
                          The Delta Queen Steamboat Co.
R&D - Hibernia               Case No: 01-10970 (JCA)                   UNAUDITED
DQ Master Cash                      Hibernia
                                  DQ Master Cash
                             Account # - 812-395-335
                          1 November 02 - 30 November 02

Opening Balance - 1 November 02
-------------------------------
                                     184,242.10

Receipts
--------

                                     650,000.00       From Delta Queen Steamboat CO - LaSalle
                                                      Investment Acct (#039042304)

                                  -------------
                                     650,000.00       Total Receipts

Disbursements
-------------
                                     (74,870.87)      To The Delta Queen Steam Boat Co. -
                                                        Hibernia - DQSC Contr. Disb. - Account (542027373)
                                        (250.00)      Misc Check - Taxe
                                        (337.57)      Hibernia National Bank - Fees
                                     (50,000.00)      To The Delta Queen Steam Boat Co Payroll Acct (812395289) - Hibernia -
                                    (290,546.78)      Professional Fees - Latham & Watkins
                                                      Professional Fees Walsh,Monzack & Monaco
                                                      Professional Fees - Hahn & Hessen
                                      (8,374.97)      Professional Fees - Policano & Manzo
                                    (290,429.63)      Professional Fees - AMA/Chanin

                                    (714,809.82)      Total Disbursements

Closing Balance - 30 November 02
--------------------------------
                                     119,432.28

                            Receipts & Disbursements              Attachment 2-3
                          The Delta Queen Steamboat Co.
R&D - Hibernia               Case No: 01-10970 (JCA)                   UNAUDITED
DQ Payroll                          Hibernia
                                   DQ Payroll
                             Account # - 812-395-289
                         1 November 02 - 30 November 02

Opening Balance - 1 November 02
-------------------------------
                                        24,128.52

Receipts
--------
                                        50,000.00      From The Delta Queen Steam Boat Co. -
                                                         Hibernia - DQSC Master Cash - Account (812-395-335)

                                     ------------
                                        50,000.00      Total Receipts

Disbursements
-------------

                                       (58,616.68)     Payroll - Wires & Checks

                                     ------------
                                       (58,616.68)     Total Disbursements

Closing Balance - 30 November 02
--------------------------------
                                        15,511.84

                       Receipts & Disbursements                   Attachment 2-4
                     The Delta Queen Steamboat Co.
R&D - BankOne           Case No: 01-10970 (JCA)                        UNAUDITED
DQ Credit Cards                Bank One
                       Delta Queen Credit Cards
                      Account # - 552-0110062868
                    1 November 02 - 30 November 02

Opening Balance - 1 November 02
-------------------------------
                                            0.00

Receipts
--------

                                            0.00
                                        --------
                                            0.00      Total Receipts

Disbursements
-------------

                                            0.00
                                        --------
                                            0.00

Closing Balance - 30 November 02
--------------------------------
                                            0.00

                          Receipts & Disbursements                Attachment 2-5
                        The Delta Queen Steamboat Co.
R&D - LaSalle              Case No: 01-10970 (JCA)                     UNAUDITED
DQSC Escrow                        LaSalle
                                 DQSC Escrow
                          Account # - 62-8930-70-3
                       1 November 02 - 30 November 02

Opening Balance - 1 November 02
-------------------------------
                                             0.00

Receipts
--------

                                                        Interest Income

                                          -------
                                             0.00       Total Receipts

Disbursements
-------------
                                             0.00       Fees


                                          -------
                                             0.00       Total Disbursements

Closing Balance - 30 November 02
--------------------------------
                                             0.00

                          Receipts & Disbursements                Attachment 2-6
                        The Delta Queen Steamboat Co.
R&D - LaSalle              Case No: 01-10970 (JCA)                     UNAUDITED
DQ-DN IDCC Escrow                  LaSalle
                              DQ-DN IDCC Escrow
                          Account # - 62-9003-40-1
                       1 November 02 - 30 November 02

Opening Balance - 1 November 02
-------------------------------
                                   753,450.84

Receipts
--------
                                       840.55       Interest Income

                                      -------
                                       840.55       Total Receipts

Disbursements
-------------

                                      -------
                                         0.00       Total Disbursements

Closing Balance - 30 November 02
--------------------------------
                                   754,291.39

                             Receipts & Disbursements             Attachment 2-7
                          The Delta Queen Steamboat Co.
R&D - LaSalle                Case No: 01-10970 (JCA)                   UNAUDITED
Investment                 LaSalle - Investment Account

                             Account # - 03-9042-30-4
                          1 November 02 - 30 November 02

Opening Balance - 1 November 02
                                  29,315,449.11

Receipts
                                  -------------
                                      39,118.24      Interrest Earned






                                      39,118.24      Total Receipts


Disbursements

                                    (650,000.00)     To Delta Queen Steamboat CO Master Cash
                                                     Hibernia # 812-395-335




                                  -------------
                                    (650,000.00)     Total Disbursements



Closing Balance - 30 November 02
                                  28,704,567.35

AMCV US SET OF BOOKS                                    Date: 11-DEC-02 16:48:28
INCOME STATEMENT - ATTACHMENT 4                         Page:   1
Current Period: NOV-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                                       PTD-Actual
                                                       30-Nov-02
                                                       ----------
Revenue
Gross Revenue                                                0.00
Allowances                                                   0.00
                                                       ----------
Net Revenue                                                  0.00

Operating Expenses
Air                                                          0.00
Hotel                                                        0.00
Commissions                                                  0.00
Onboard Expenses                                             0.00
Passenger Expenses                                           0.00
Vessel Expenses                                              0.00
Layup/Drydock Expense                                        0.00
Vessel Insurance                                             0.00
                                                       ----------
Total Operating Expenses                                     0.00
                                                       ----------
Gross Profit                                                 0.00

SG&A Expenses
General and Admin Expenses                                  67.70
Sales & Marketing                                            0.00
Start-Up Costs                                               0.00
                                                       ----------
Total SG&A Expenses                                         67.70
                                                       ----------
EBITDA                                                     (67.70)

Depreciation                                                 0.00
                                                       ----------
Operating Income                                           (67.70)

Other Expense/(Income)
Interest Income                                              0.00
Equity in Earnings for Sub                             (62,665.15)
Reorganization expenses                                      0.00
                                                       ----------
Total Other Expense/(Income)                            62,665.15
                                                       ----------
Net Pretax Income/(Loss)                               (62,732.85)

Income Tax Expense                                           0.00
                                                       ----------
Net Income/(Loss)                                      (62,732.85)
                                                       ==========

AMCV US SET OF BOOKS                                    Date: 11-DEC-02 16:54:12
BALANCE SHEET - ATTACHMENT 5                            Page:   1
Current Period: NOV-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                                        YTD-Actual                   YTD-Actual
                                                        30-Nov-02                    22-Oct-01
                                                      --------------                -------------
ASSETS

Cash and Equivalent                                    28,804,557.71                 2,494,983.63

Restricted Cash                                           754,291.39                         0.00

Accounts Receivable                                        12,000.00                         0.00

Inventories                                                     0.00                   840,779.06

Prepaid Expenses                                                0.00                    13,147.33

Other Current Assets                                            0.00                         0.00
                                                      --------------                -------------
Total Current Assets                                   29,570,849.10                 3,348,910.02


Fixed Assets                                                    0.00                 8,202,345.75

Accumulated Depreciation                                        0.00                (5,195,800.16)
                                                      --------------                -------------
Net Fixed Assets                                                0.00                 3,006,545.59


Net Goodwill                                                    0.00                         0.00

Intercompany Due To/From                               11,954,509.01                37,437,552.28

Net Deferred Financing Fees                                     0.00                     5,434.15

Net Investment in Subsidiaries                        (83,485,859.90)               33,999,708.26
                                                      --------------                -------------
Total Other Assets                                    (71,531,350.89)               71,442,694.69
                                                      --------------                -------------
Total Assets                                          (41,960,501.79)               77,798,150.30
                                                      ==============                =============

AMCV US SET OF BOOKS                                    Date: 11-DEC-02 16:54:12
BALANCE SHEET - ATTACHMENT 5                            Page:   2
Current Period: NOV-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                                        YTD-Actual                   YTD-Actual
                                                        30-Nov-02                    22-Oct-01
                                                     ---------------               --------------
LIABILITIES

Accounts Payable                                                0.00                         0.00

Accrued Liabilities                                        32,706.96                         0.00

Deposits                                                        0.00                         0.00
                                                     ---------------               --------------
Total Current Liabilities                                  32,706.96                         0.00


Long Term Debt                                                  0.00                         0.00

Other Long Term Liabilities                             9,993,779.93                 9,993,779.93
                                                     ---------------               --------------
Total Liabilities                                      10,026,486.89                 9,993,779.93


Liabilities Subject to Compromise                         577,835.68                   577,835.68


OWNER'S EQUITY

Common Stock                                                1,000.00                     1,000.00

Add'l Paid In Capital                                  33,564,332.71                33,564,332.71

Current Net Income (Loss)                            (118,920,352.55)               (2,866,520.92)

Retained Earnings                                      32,790,195.48                36,527,722.90
                                                     ---------------               --------------
Total Owner's Equity                                  (52,564,824.36)               67,226,534.69
                                                     ---------------               --------------
Total Liabilities & Equity                            (41,960,501.79)               77,798,150.30
                                                     ===============               ==============

The Delta Queen                   ATTACHMENT 6                    01-10970 (JWV)
Steamboat Co.        Summary List of Due To/Due From Accounts
                      For the Month Ended November 30, 2002



                                                           BEGINNING                                                  ENDING
AFFILIATE NAME                           CASE NUMBER        BALANCE               DEBITS            CREDITS          BALANCE
American Classic Voyages Co.               01-10954      (6,204,670.44)                 --                 --      (6,204,670.44)
AMCV Cruise Operations, Inc.               01-10967     102,746,222.39          537,976.24         121,683.51     103,162,515.12
Great AQ Steamboat, L.L.C                  01-10960     (38,767,072.65)          11,059.87             693.75     (38,756,706.53)
Great Pacific NW Cruise Line, L.L.C        01-10977      (8,350,095.04)           1,048.26                 --      (8,349,046.78)
Great River Cruise Line, L.L.C             01-10963     (10,542,637.21)          22,099.53                 --     (10,520,537.68)
Great Ocean Cruise Line, L.L.C             01-10959     (17,401,746.93)          28,201.34           1,330.60     (17,374,876.19)
Cruise America Travel, Incorporated        01-10966         256,503.82                  --                 --         256,503.82
Delta Queen Coastal Voyages, L.L.C         01-10964        (882,015.56)           2,427.34             840.59        (880,428.81)
Cape Cod Light, L.L.C                      01-10962      (1,404,059.37)                 --                 --      (1,404,059.37)
Cape May Light, L.L.C                      01-10961      (8,431,118.53)                 --                 --      (8,431,118.53)
Project America, Inc.                      N/A           (2,934,348.03)                 --                 --      (2,934,348.03)
Oceanic Ship Co.                           N/A             (136,810.43)                 --                 --        (136,810.43)
Project America Ship I, Inc.               N/A              255,723.41                  --                 --         255,723.41
Project America Ship II, Inc.              N/A             (142,646.25)                 --                 --        (142,646.25)
Ocean Development Co.                      01-10972       2,214,633.49                  --                 --       2,214,633.49
Great Hawaiian Cruise Line, Inc.           01-10975          (7,057.02)                 --                 --          (7,057.02)
Great Hawaiian Properties Corporation      01-10971       1,247,073.77                  --                 --       1,247,073.77
American Hawaii Properties Corporation     01-10976          43,550.29                  --                 --          43,550.29
Great Independence Ship Co.                01-10969         (83,084.83)                 --                 --         (83,084.83)
CAT II, Inc.                               01-10968            (100.00)                 --                 --            (100.00)
                                                         -------------          ----------         ----------      -------------
                                                         11,476,244.88          602,812.58         124,548.45      11,954,509.01
                                                         =============          ==========         ==========      =============

THE DELTA QUEEN STEAMBOAT COMPANY                         CASE #: 01-10970 (JCA)


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


DETAIL:                                       0-30 DAYS          31-60 DAYS         61-90 DAYS        91+ DAYS            TOTAL
Paymentech Credit Card Processor                                                                                              0.00
American Express Credit Card Processor                                                                                        0.00
Discover Credit Card Processor                                                                                                0.00
Diners Credit Card Processor                                                                                                  0.00
Travel Agents                                                                                                                 0.00
Delaware North Companies                            0.00                0.00              0.00         12,000.00         12,000.00
                                               ---------          ----------         ---------        ----------         ---------
Total                                               0.00                0.00              0.00         12,000.00         12,000.00
                                               =========          ==========         =========        ==========         =========


                                                                  ATTACHMENT # 7

                        The Delta Queen Steamboat Company
                                 01-10970 (JWV)




                             Accounts Payable Detail
                             As of November 30, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  THE DELTA QUEEN STEAMBOAT COMPANY          CASE NUMBER:  01-10970 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Accounts receivable represent monies due from the Purchaser. During October, a majority of the receivable balance was collected. Receipt of the remaining balance is awaiting transfer of title documentation.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.